CAN SLIM® Select Growth Fund

Supplement dated January 8, 2007 to
Prospectus and Statement of Additional Information
each dated July 24, 2006

Effective December 18, 2006, the custodian of the assets of the CAN SLIM® Select Growth Fund (the “Fund”) has changed from UMB Bank, N.A. to U.S. Bank, National Association.

As a result, the “Custodian” section on page 32 of the Fund’s Prospectus has been revised as follows:

Custodian
U.S. Bank, National Association
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

In addition, the “Custodian” section on page B-32 of the Fund’s Statement of Additional Information has been revised as follows:

U.S. Bank, National Association is the custodian of the assets of the Fund (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian receives fees on a transactional basis plus out of pocket expenses. The Custodian’s address is 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. The Fund’s administrator, the Custodian, and the Fund’s principal underwriter are affiliated entities under the common control of U.S. Bancorp.

Please contact the Fund at (800) 558-9105 if you have questions or need assistance.

Please retain this Supplement with the Prospectus
and Statement of Additional Information.